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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported): January 31, 2005


        CWALT, INC., (as depositor under the Trust Agreement, dated as of January 25, 2005, providing for the issuance of the Alternative
         Loan Trust Resecuritization 2005-5R, Resecuritization Pass-
                    Through Certificates, Series 2005-5R).

                                  CWALT, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)

  Delaware                         333-110343                87-0698307
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(State or Other Jurisdiction       (Commission            (I.R.S. Employer
     of Incorporation)             File Number)           Identification No.)

 4500 Park Granada
 Calabasas, California                              91302
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(Address of Principal                              (Zip Code)
 Executive Offices)

Registrant's telephone number, including area code (818) 225-3000
                                                   --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9.        Financial Statements and Exhibits
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Item 9.01  Financial Statements and Exhibits.
           ---------------------------------

      (a)  Financial statements of business acquired.
           -----------------------------------------

           Not applicable.

      (b)  Pro forma financial information.
           -------------------------------

           Not applicable.

      (c)  Exhibits.
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      5.1   Legality Opinion of Sidley Austin Brown & Wood LLP.

      8.1   Tax Opinion of Sidley Austin Brown & Wood LLP (included in Exhibit
            5.1).

      23.1 Consent of Sidley Austin Brown & Wood LLP (included in Exhibits 5.1 and 8.1).

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               CWALT, INC.



                                               By: /s/ Darren Bigby
                                                   ----------------
                                               Darren Bigby
                                               Vice President



Dated:  January 31, 2005

                                  Exhibit Index

Exhibit                                                                 Page
------                                                                  ----

5.1   Legality Opinion of Sidley Austin Brown & Wood LLP                  5

8.1   Tax Opinion of Sidley Austin Brown & Wood LLP (included in
      Exhibit 5.1)                                                        5

23.1  Consent of Sidley Austin Brown & Wood LLP (included in Exhibits
      5.1 and 8.1)                                                        5